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                                  F5 LABS, INC.

                         EMPLOYEE STOCK OPTION AGREEMENT


         F5 Labs, Inc., a Washington corporation (the "Company"), has granted to the Optionee specified below, an option (the "Option") to purchase shares of the Company's common stock, no par value (the "Common Stock") on the terms specified herein, and the Optionee has accepted, subject to the following terms and conditions. This Option, is granted pursuant to the Company's Amended and Restated 1996 Stock Option Plan (the "Plan"). Capitalized terms not specified herein shall have the meanings ascribed to such terms under the Plan.

         1. IDENTIFYING PROVISIONS. As used in this Option, the following terms shall have the following respective meanings:

         (a)      Optionee:

         (b)      Date of Grant:

         (b)      Number of shares of Common Stock subject to this Option:

         (d)      Option exercise price per share: $

         (e) Expiration Date: ExpDate ~, unless sooner terminated as specified herein

         (f)      Option Type: (ISO /NQ)



         2. VESTING SCHEDULE. Subject to the provisions for termination and acceleration herein, this Option shall vest and become exercisable with respect to 25% of the optioned shares one year after the Date of Grant and thereafter in a series of equal and consecutive monthly installments of the optioned shares over the following three (3) year period.

         3. TERM OF OPTION. Vested portions of this Option shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the Expiration Date; (ii) the expiration of ninety (90) days from the date of an Optionee's termination of employment with the Company for any reason other than death or Disability (as provided below); or (iii) the expiration of one (1) year from (A) the date of death of the Optionee or (B) cessation of an Optionee's employment by reason of Disability (as defined in the Plan). If an Optionee's employment is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under this Option shall pass by the Optionee's will or by the laws of descent and distribution of the state or county of the Optionee's domicile at the time of death. Unless accelerated in accordance with Section 4 below, unvested portions of this Option shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability.


Amended and Restated                 - 1 -
1996 Stock Option Plan                                   Stock Option Agreement

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         4. ACCELERATION OF VESTING. If Optionee's employment terminates by reason of death or Disability, and Optionee has been Continuously Employed (as defined in the Plan) by the Company for a minimum of two (2) years, this Option shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 3 above.

         5. NONTRANSFERABLE. This Option may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, as defined by the Code, or the Employee Retirement Income Security Act, or the rules and regulations thereunder, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right or privilege conferred hereunder contrary to the provisions hereof or of the Plan, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Option, this Option shall thereupon terminate and become null and void.

         6. EXERCISE OF OPTIONS. Vested portions of this Option shall be exercisable at any time after vesting until termination as provided herein. If less than all of the shares included in the vested portion of this Option are purchased, the remainder may be purchased at any subsequent time prior to the termination as provided herein. No portion of this Option for less than fifty
(50) shares may be exercised; PROVIDED, that if the vested portion of this Option is less than fifty (50) shares, it may be exercised with respect to all shares for which it is vested. Only whole shares may be issued pursuant to this Option, and to the extent that it covers less than one (1) share, it is unexercisable. This Option or portions hereof may be exercised by giving to the Company an executed notice of election to exercise, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 7 below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to Optionee, or to his or her personal representative, until the aggregate exercise price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by Optionee for satisfaction of any tax withholding obligations associated with such exercise. This Option is exercisable only by Optionee during Optionee's lifetime.

         7. PAYMENT UPON EXERCISE OF OPTION. Upon the exercise of all or any portion of this Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, upon approval of the Plan Administrator, an Optionee may pay for all or any portion of the aggregate exercise price by (i) delivering to the Company shares of Common Stock previously held by such Optionee, (ii) having shares withheld from the amount of shares of Common Stock to be received by the Optionee, (iii) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for shares of Common Stock to be purchased within one (1) year of the date of exercise; or (iv) complying with any other payment mechanisms as the Plan Administrator may approve from time to time. The shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon the exercise of Options shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to the aggregate exercise price (or portion thereof) to be paid by the Optionee upon such exercise.

         8. RIGHTS AS A SHAREHOLDER. Optionee shall have no rights as a shareholder with respect to any shares covered by this Option until such Optionee becomes a record holder of such shares, irrespective of whether such Optionee has given notice of exercise. Subject to the provisions of Section 9 below, no rights shall accrue to Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee



Amended and Restated                 - 2 -
1996 Stock Option Plan                                   Stock Option Agreement


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becomes a record holder of the shares of Common Stock covered by this Option, irrespective of whether such Optionee has given notice of exercise.

         9. STOCK DIVIDEND, REORGANIZATION OR LIQUIDATION; CHANGE IN CONTROL AND CORPORATE REORGANIZATION. The number of shares of Common Stock subject to this option, the vesting schedule herein, and the other terms and conditions of this Option are subject to adjustment in accordance with Section 5.13 and 5.14 of the Plan.

         10. REQUIREMENTS OF LAW AND OF STOCK EXCHANGES. By accepting this Option, the Optionee represents and agrees for Optionee and Optionee's transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933, as amended, ("Securities Act") is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his or her personal account without any intention of selling or distributing all or any part of such stock, and (ii) at the request of the Plan Administrator, Optionee shall supply with each notice of exercise of any portion of this Option a representation and warranty in writing, signed by the person entitled to exercise the same, that in no event will he or she sell or distribute all or any part of such shares unless, in the opinion of counsel satisfactory to the Company, such shares may be legally sold or distributed without registration under the Securities Act and applicable state statutes, or unless such shares have been registered and qualified under then applicable federal and state statutes, and if necessary an appropriate registration statement shall then be in effect.

         11. ADDITIONAL STOCK SALE RESTRICTIONS. Optionee acknowledges that Optionee will not be able to resell any shares of Common Stock issued upon exercise of the Options for at least ninety (90) days after the stock of the Company becomes publicly traded (I.E., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended) under Rule 701, and that more restrictive conditions apply to affiliates of the Company under Rule 144. Optionee agrees that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, Optionee will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any shares of Common Stock or other securities of the Company held by Optionee, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. In addition, Optionee acknowledges and agrees that Optionee must comply with the six (6) month holding period or any other requirements of Section 16(b) of the Exchange Act of 1934, as amended, and Rule 16b-3 thereunder, if applicable.

         12. STOCK OPTION PLAN. This Option is subject to, and the Company and the Optionee agrees to be bound by, all of the terms and conditions of the Plan, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive Optionee, without his or her consent, of this Option or any of his or her rights hereunder. Pursuant to the Plan, the board of directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available upon request from the Company. In the event of any conflict between this Option and the Plan, the Plan shall control.

         13. NOTICES. Any notice to the Company shall be addressed in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to the address given beneath
Optionee's signature hereto or at such other address as Optionee may hereafter designate in writing to the



Amended and Restated                 - 3 -
1996 Stock Option Plan                                   Stock Option Agreement

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Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         14. LAWS APPLICABLE TO CONSTRUCTION. This Option shall be construed and enforced in accordance with the laws of the State of Washington.

         IN WITNESS WHEREOF, the Company has granted this Option as of the Date of Grant specified above.

                                                F5 LABS, INC.


                                                By
                                                  ---------------------------
                                                   Brian Dixon
                                                   Vice President of Finance

OPTIONEE:


-----------------------------------                ---------------------------
Signature                                          Date

Address:

Address ~













Amended and Restated                 - 4 -
1996 Stock Option Plan                                   Stock Option Agreement